                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934

    Date of Report (Date of earliest event reported): December 23, 1996

                       --------------------------------





                         DANKA BUSINESS SYSTEMS PLC
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      UNITED KINGDOM              33-68278                 98-0052869
   --------------------     ---------------------     -------------------
      (State or other           (Commission             (IRS Employer
      jurisdiction of           File Number)          Identification No.)
      incorporation)

       11201 DANKA CIRCLE NORTH
        ST. PETERSBURG, FLORIDA                              33716
----------------------------------------              -------------------
(Address of principal executive offices)                   (Zip Code)





Registrant's Telephone Number, Including Area Code: 813-576-6003





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ITEM 5.  OTHER EVENTS.

         On January 2, 1997, the Danka Business Systems, PLC (the "Company") issued the Press Release attached hereto as Exhibit 99 announcing the completion of the acquisition of the sales, marketing and equipment service operations of Eastman Kodak Company's ("Kodak") Office Imaging Business, as well as Kodak's facilities management business formerly known as Kodak Imaging Services. The Company will provide the information required by Item 2 and Item 7 of Form 8-K within the time period required by the general instructions to Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

    EXHIBIT
    NUMBER                              EXHIBIT
    -------                             -------
      23        Consent of Price Waterhouse LLP dated December 23, 1996.

      99 Press Release of the Company dated January 2, 1997 announcing the Company's acquisition of the sales, service and facilities management operations of Kodak's Office Imaging Business.





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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   DANKA BUSINESS SYSTEMS PLC

                                   By:   /s/ DAVID C. SNELL
                                      --------------------------
                                         David C. Snell

                                   Its:  Chief Operating Officer




Dated:  January 3, 1997





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                              INDEX TO EXHIBITS



      EXHIBIT
      NUMBER                                    EXHIBIT
      -------                                   -------

        23          Consent of Price Waterhouse LLP dated December 23, 1996.

        99 Press Release of the Company dated January 2, 1997 announcing the Company's acquisition of the sales, service and facilities management operations of Kodak's Office
                    Imaging Business.




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